Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

Company Name	Country
Advance Petroleum, LLC	United States
AHT Services, LLC	United States
Air Petro Corp.	United States
Alta Fuels, LLC	United States
Alta Transportation, LLC	United States
Altitude Ventures Holding Inc.	United States
Amelia Holding AB	Sweden
ANY-G B.V.	Netherlands
ANY-G Services B.V.	Netherlands
Ascent Aviation Group, Inc.	United States
Associated Petroleum Products, Inc.	United States
AVCARD Holding Company (BVI) Ltd.	Virgin Islands, British
AVCARD Services (BVI), Ltd.	Virgin Islands, British
Avinode Aktiebolag	Sweden
Avinode Group AB	Sweden
Avinode, Inc.	United States
Baseops International, Inc.	United States
Casa Petro, S.R.L.	Costa Rica
Chrome Club, Inc.	United States
Colt International das Américas Serviços de Aviação Ltda.	Brazil
Colt International Europe SARL	Switzerland
Colt International, L.L.C.	United States
Colt Risk Management Services, LLC	United States
Combustibles Aereos Nacionales, S. de R.L. de C.V.	Mexico
Ecuacentair Cia. Ltda.	Ecuador
Energie-Tankdienstgesellschaft Bremen mbH	Germany
Falmouth Oil Services Limited	United Kingdom
Falmouth Petroleum Limited	United Kingdom
Gib Oil (UK) Limited	United Kingdom
Gib Oil Limited	Gibraltar
Hellenic Aviation Fuel Company S.A.	Greece
Henty Oil Limited	United Kingdom
Henty Shipping Services Limited	United Kingdom
JCP Brazil, LLC	United States
K T M, Inc.	United States
Kinect Consulting, LLC	United States
Kinect Energy AS	Norway
Kinect Energy Denmark A/S	Denmark
Kinect Energy France Sarl	France
Kinect Energy Germany GmbH	Germany
Kinect Energy Green Services AS	Norway
Kinect Energy Hungary Kft	Hungary
Kinect Energy Markets AS	Norway
Kinect Energy Netherlands B.V.	Netherlands
Kinect Energy Pty Limited	Australia
Kinect Energy Spot AS	Norway
Kinect Energy Sweden AB	Sweden
Kinect Energy UK Limited	United Kingdom
Kinect Energy, Inc.	United States
Kropp Holdings, Inc.	United States

SUBSIDIARIES OF REGISTRANT (CONTINUED)

Company Name	Country
LFO Holdings Limited	United Kingdom
Linton Fuel Oils Limited	United Kingdom
MH Aviation Services (Pty) Ltd.	South Africa
MS Europe B.V.	Netherlands
MS Technology Solutions Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica
MSTS Holding, LLC	United States
MSTS Payments, LLC	United States
Multi Service Aero B.V.	Netherlands
Multi Service Comercio, S. de R.L. de C.V.	Mexico
Multi Service Egypt	Egypt
Multi Service Holding B.V.	Netherlands
Multi Service Middle East FZ-LLC	United Arab Emirates
Multi Service Pre Paid Solutions B.V.	Netherlands
Multi Service Private Label B.V.	Netherlands
Multi Service Pty Limited	Australia
Multi Service Technology Solutions (Malaysia) Sdn. Bhd.	Malaysia
Multi Service Technology Solutions, Inc.	United States
Multi Service US Holding, LLC	United States
Nature Port Reception Facilities Limited	Gibraltar
NCS US, Inc.	United States
Nordic Camp Supply ApS	Denmark
Nordic Camp Supply B.V.	Netherlands
Nordic Camp Supply Estonia OÜ	Estonia
Norse Bunker AS	Norway
Oil Shipping (Bunkering) B.V.	Netherlands
Oil Shipping Korea Limited	Korea, Republic of
Orchard (Holdings) UK Limited	United Kingdom
Orchard Energy Limited	United Kingdom
PAPCO, Inc.	United States
PAX Distribution, LLC	United States
PayNode AB	Sweden
Petro Air, Corp.	Puerto Rico
PetroServicios de Costa Rica, S.R.L.	Costa Rica
PT Oil Shipping Trans Indonesia	Indonesia
PT Servicios de Guatemala, Limitada	Guatemala
Redline Oil Services Limited	United Kingdom
Resource Recovery of America, Inc.	United States
Schedaero AB	Sweden
SchedAero, Inc.	United States
Servicios Auxiliares de México, S. de R.L. de C.V.	Mexico
Servicios de Combustible Atlanticos, S.R.L.	Costa Rica
Servicios Ecuatorianos de Energia-Secsa CIA. LTDA	Ecuador
Servicios WFSE Ecuador C.L.	Ecuador
Spire Flight Solutions (Ireland) Limited	Ireland
Tamlyn Shipping Limited	United Kingdom
Tank and Marine Engineering Limited	United Kingdom
The Hiller Group Incorporated	United States
The Lubricant Company Limited	United Kingdom
TM Hawkins Brazil, LLC	United States
Tobras Distribuidora de Combustíveis Ltda.	Brazil

SUBSIDIARIES OF REGISTRANT (CONTINUED)

Company Name	Country
Tramp Group Limited	United Kingdom
Tramp Holdings Limited	United Kingdom
Tramp Oil & Marine (Argentina) S.R.L.	Argentina
Tramp Oil & Marine (Chile) Limitada	Chile
Tramp Oil & Marine (Romania) SRL	Romania
Tramp Oil & Marine Limited	United Kingdom
Tramp Oil (Brasil) Ltda.	Brazil
Tramp Oil Germany GmbH	Germany
Tramp Oil Participações Ltda.	Brazil
Tramp Oil-Schiffahrts-und Handelsgesellschaft mbH & Co.	Germany
Trans-Tec Mundial S.R.L. (Trans-Tec International S.R.L.)	Costa Rica
U.S. Energy Engineering, Inc.	United States
Western Aviation Products LLC	United States
Western Petroleum Company	United States
WF Lubricants S.L.	Spain
WF Tanker III Pte. Ltd.	Singapore
WF Tanker IV Pte. Ltd.	Singapore
WFL (UK) II Limited	United Kingdom
WFL (UK) Limited	United Kingdom
WFL MOZAMBIQUE, LDA	Mozambique
WFS & J Company Limited	Japan
WFS (Guam) Limited	Guam
WFS Agencia de Naves, Limitada	Chile
WFS Commercial Consulting (Shanghai) Co., Ltd.	China
WFS Danish Holding Company I ApS	Denmark
WFS Danish Holding Partnership K/S	Denmark
WFS UK Holding Company II Limited	United Kingdom
WFS UK Holding Company III Limited	United Kingdom
WFS UK Holding Partnership II LP	United Kingdom
WFS UK Holding Partnership III LP	United Kingdom
WFS UK Holding Partnership LP	United Kingdom
WFS US Holding Company I LLC	United States
WFS US Holding Company II LLC	United States
WFS US Holding Company III LLC	United States
WFS US Holding Company IV, LLC	United States
WFS US Holding Company V, LLC	United States
WFS US Holding Company VI, LLC	United States
WFS US Holding Company VII, LLC	United States
World Fuel Capital Limited	United Kingdom
World Fuel Cayman Holding Company I	Cayman Islands
World Fuel Cayman Holding Company III	Cayman Islands
World Fuel Cayman Holding Company IV	Cayman Islands
World Fuel Cayman Holding Company V	Cayman Islands
World Fuel Commodities Services (Ireland) Limited	Ireland
World Fuel CX LLC	United States
World Fuel Gas and Power Limited	United Kingdom
Petromundo Internacional, S.R.L.	Costa Rica
World Fuel PG Trading Limited	United Kingdom
World Fuel Services (Australia) Pty Ltd	Australia

SUBSIDIARIES OF REGISTRANT (CONTINUED)

Company Name	Country
World Fuel Services (Bahamas) LLC	Bahamas
World Fuel Services (Costa Rica) Limitada	Costa Rica
World Fuel Services (Denmark) ApS	Denmark
World Fuel Services (Hong Kong) Limited	Hong Kong
World Fuel Services (KG) LLC	Kyrgyzstan
World Fuel Services (New Zealand) Limited	New Zealand
World Fuel Services (Panama) Limited Liability Company, Sociedad De Responsabilidad Limitada	Panama
World Fuel Services (Singapore) II Pte. Ltd.	Singapore
World Fuel Services (Singapore) Pte Ltd	Singapore
World Fuel Services (South Africa) (Pty) Ltd	South Africa
World Fuel Services (Taiwan) Limited	Taiwan
World Fuel Services (Uruguay) S.A.	Uruguay
World Fuel Services Argentina S.R.L.	Argentina
World Fuel Services Aviation Limited	United Kingdom
World Fuel Services Belgium BVBA	Belgium
World Fuel Services Canada, ULC	Canada
World Fuel Services Chile, Limitada	Chile
World Fuel Services Company, LLC	United States
World Fuel Services Corporate Aviation Support Services, Inc.	United States
World Fuel Services CZ s.r.o.	Czech Republic
World Fuel Services Europe, Ltd.	United Kingdom
World Fuel Services European Holding Company I, Ltd.	United Kingdom
World Fuel Services Finance Company II S.à.r.L.	Luxembourg
World Fuel Services Finance Company S.à.r.L.	Luxembourg
World Fuel Services France SAS	France
World Fuel Services International (Panama) LLC	Panama
World Fuel Services Italy S.r.L.	Italy
World Fuel Services Japan G.K.	Japan
World Fuel Services Kenya Limited	Kenya
World Fuel Services México, S. de R.L. de C.V.	Mexico
World Fuel Services Pakistan (Pvt.) Limited	Pakistan
World Fuel Services Peru S.R.L.	Peru
World Fuel Services Private Limited	India
World Fuel Services Trading DMCC	United Arab Emirates
World Fuel Services Turkey Petrol Urunleri Dagitim Ve Ticaret Limited Sirketi	Turkey
World Fuel Services, Inc.	United States
World Fuel Singapore Holding Company I Pte Ltd	Singapore
World Fuel Singapore Holding Company II Pte Ltd	Singapore
Yacht Fuel Services Limited	United Kingdom
Advance Petroleum, LLC	United States
AHT Services, LLC	United States